INTEREST EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2023
INTEREST EXPENSES, NET
Schedule of Interest Expenses

Components of interest expenses, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Interest expenses	878,908	1,150,128	1,242,793
Less: Interest capitalization	(40,588)	(70,719)	(71,657)
Less: Interest income	(214,291)	(588,706)	(553,531)
Total	624,029	490,703	617,605